UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CNH INDUSTRIAL N.V.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CNH Industrial N.V. VOTE C 1234567890 ENDORSEMENT_LINE_ SACKPACK_ 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.investorvote.com/CNH or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by May 1, 2026 at 5:00 P.M. EDT. Shareholder Meeting Notice 1234 5678 9012 345 Important Notice Regarding the Availability of Proxy Materials for the CNH Industrial N.V. Shareholder Meeting to be Held on May 8, 2026 You are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 proxy statement and annual report to shareholders are available at: www.investorvote.com/CNH Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/CNH. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before April 28, 2026 to facilitate timely delivery. 2NOT COY 049DKD

Shareholder Meeting Notice CNH Industrial N.V.’s Annual Meeting of Shareholders will be held on May 8, 2026 at Freshfields LLP, Strawinskylaan 10, 1077 XZ Amsterdam, The Netherlands, at 3:00 P.M. CEST. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board unanimously recommends that you vote “FOR” each director nominee included in Item 1, “FOR” Item 2A, “One Year” for Item 2B and “FOR” Items 3A, 3B, 3C, 4A, 5, 6A, 6B, and 6C: 1. APPOINTMENT OF THE EXECUTIVE DIRECTORS AND APPOINTMENT OF THE NON-EXECUTIVE DIRECTORS 1A – Re-appointment of Suzanne Heywood 1B – Re-appointment of Gerrit Marx 1C – Re-appointment of Elizabeth Bastoni 1D – Re-appointment of Howard W. Buffett 1E – Re-appointment of Karen Linehan 1F – Re-appointment of Alessandro Nasi 1G – Appointment of Richard Palmer 1H – Appointment of Lorenzo Simonelli 1I – Re-appointment of Vagn Sørensen 2A Approval of executive compensation (“say-on-pay”) (advisory vote) 2B Approval of the frequency of future shareholder votes on the Company’s executive compensation (advisory vote) 3A Adoption of the 2025 Company Annual Financial Statements 3B Re-Appointment of Deloitte Accountants B.V. as the Independent Auditor of the Company’s 2026 Dutch Statutory Annual Accounts 3C Ratification of the re-appointment of Deloitte & Touche LLP as our independent registered public accounting firm to audit our 2026 U.S. GAAP financial statements (advisory vote) 4A Proposal of a dividend for 2025 5 Discharge of the executive directors and the non-executive directors of the Board during the financial year 2025 for the performance of their duties during 2025 6A Authorization to issue new shares and/or grant rights to subscribe for shares 6B Authorization to limit or exclude pre-emptive rights 6C Authorization to repurchase own shares PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/CNH. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials CNH Industrial N.V.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by April 28, 2026.